UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

PRO-DEX, INC.

(Exact name of registrant as specified in charter)

Colorado	0-14942	84-1261240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2361 McGaw Avenue

Irvine, California 92614

(Address of principal executive offices, zip code)

(949) 769-3200

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PDEX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 14, 2023, Pro-Dex, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on three proposals and one advisory vote set forth below. The proposals and advisory vote are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on October 27, 2023 (the “Proxy Statement”).

1.	To elect Raymond E. Cabillot, Angelita R. Domingo, William J. Farrell III, David C. Hovda, Katina M.K. Philp, Nicholas J. Swenson and Richard L. Van Kirk (the “Candidates”) to serve as members of the board of directors (“Board”) of the Company until their successors are duly elected and qualified.
Candidate	Votes For	Withheld	Broker Non-Votes
Raymond E. Cabillot	2,201,619	74,344	639,427
Angelita R. Domingo	2,263,301	12,662	639,427
William J. Farrell III	1,901,678	374,285	639,427
David C. Hovda	2,243,539	32,424	639,427
Katrina M.K. Philp	2,271,327	4,636	639,427
Nicholas J. Swenson	2,003,924	272,039	639,427
Richard L. Van Kirk	2,261,694	14,269	639,427

On the basis of the foregoing votes, each of the Candidates was elected.

2.	To ratify the appointment of Moss Adams, LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2024.
For	Against	Abstain	Broker Non-Votes
1,867,181	1,030,284	17,924	—

On the basis of the foregoing votes, the proposal was ratified.

3.	To amend the 2014 Employee Stock Purchase Plan in order to extend its term for an additional ten years.
For	Against	Abstain	Broker Non-Votes
2,085,460	190,097	406	639,427

On the basis of the foregoing votes, the proposal was ratified.

4.	To cast a non-binding advisory vote with regard to the compensation of the Company’s Named Executive Officers (as defined in the Proxy Statement) as set forth in the Proxy Statement.
For	Against	Abstain	Broker Non-Votes
2,251,271	11,341	13,351	639,427

On the basis of the foregoing votes, the shareholders approved, on a non-binding advisory basis, the compensation of the Named Executive Officers.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2023	Pro-Dex, Inc.

	By:	/s/ Alisha K. Charlton
Alisha K. Charlton
Chief Financial Officer